                                 FIRST AMENDMENT

                  FIRST AMENDMENT (this "Amendment"), dated as of May 24, 2004, among BCP CRYSTAL HOLDINGS LTD. 2, a company incorporated with limited liability under the laws of the Cayman Islands ("Holdings"), BCP CAYLUX HOLDINGS
LUXEMBOURG S.C.A., a corporation partnership limited by shares (societe en commandite par actions) organized under the laws of Luxembourg ("Parent"),
CELANESE AMERICAS CORPORATION, a Delaware corporation ("CAC"), the lenders party to the Credit Agreement referred to below from time to time (the "Lenders"),
MORGAN STANLEY SENIOR FUNDING, INC. ("Morgan Stanley"), as global coordinator
(the "Global Coordinator"), DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and DEUTSCHE BANK
SECURITIES INC. and MORGAN STANLEY SENIOR FUNDING, INC., as joint lead arrangers
(in such capacity, the "Joint Lead Arrangers"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, Holdings, Parent, CAC, certain subsidiaries of Parent from time to time party thereto as a borrower under the Revolving Facility provided for therein (in such capacity, the "Subsidiary Revolving Borrowers"), the Lenders, the Global Coordinator, the Agents and the Joint Lead Arrangers are
parties to a Credit Agreement, dated as of April 6, 2004 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

                  WHEREAS, subject to and on the terms and conditions set forth herein, the parties hereto wish to amend the Credit Agreement, as provided below;

                  NOW, THEREFORE, it is agreed:

                  1. Section 1.01 of the Credit Agreement is hereby amended by
(x) revising the following definitions in their entirety to read:

                  "Bidco Pledge" shall mean one or more Pledge Agreements
         executed by (i) Bidco and Morgan Stanley as collateral agent (or any successor or replacement collateral agent), pursuant to which Bidco has granted a security interest on all shares of capital stock of the
         Company owned by Bidco and (ii) Parent and Morgan Stanley as collateral agent (or any successor or replacement collateral agent), pursuant to which Parent has granted a security interest on the Bidco Loan, which
         Pledge Agreements shall secure (x) until the Delisting, the Borrower's obligations with respect to the Senior Subordinated Bridge B Loans (or any Senior Subordinated Notes that refinanced any of such Bridge Loans)
         and the Term Loan C Financing and (y) after the Delisting, the
         Borrower's obligations with respect to the Term Loan C Financing alone, as the same may be amended, supplemented or otherwise modified from time to time, with the Bidco Pledge to terminate on the Restructuring
         Date.

                  "Consolidated Net Bank Debt" at any date shall mean
         Consolidated Net Debt at such time less the amount of the Term Loan C
         Financing, the Senior Subordinated Bridge B Loans (and until the
         Delisting any Senior Subordinated Notes secured by the Bidco Pledge)
         and all other Indebtedness (other than Capital Lease Obligations)
         included in Consolidated Net Debt that is not secured in whole or in part by a first priority Lien on assets of Holdings and/or the
         Subsidiaries.

                  "Senior Subordinated Notes" shall mean one or more issues of the senior subordinated notes issued by US Holdco (or by Parent and assumed by US Holdco on the Restructuring Date) and guaranteed by
         Holdings and, on and after the Restructuring Date, by all entities then guaranteeing the Term Loans, with the net proceeds thereof (to the extent necessary) to be utilized to refinance the Senior Subordinated
         Bridge B Loans (to the extent not refinanced by the Term Loan C
         Financing) and the Senior Subordinated Bridge C Loans, it being understood that the maximum net proceeds to the Borrower from the
         Senior Subordinated Notes will not exceed (A) an amount (the "Bridge
         Take-Out Amount) equal to the excess of (x) the aggregate outstanding principal amount of the Senior Subordinated Bridge B Loans and Senior
         Subordinated Bridge C Loans (including principal resulting from any pay in kind interest thereon) over (y) the aggregate principal amount of the Term Loan C Financing plus (B) the Redemption Amount or, with the consent of the Administrative Agent, such greater amount not in excess of 110% of the aforesaid amount.

and (y) inserting the following new definitions in appropriate alphabetical order:

                  "Bridge Take-Out Amount" shall have the meaning assigned such term in the definition of Senior Subordinated Notes.

                  "Excess Proceeds Amount" shall equal the amount (if any) by which the net proceeds received by the Borrower from the issuance of the Senior Subordinated Notes exceeds the Bridge Take-Out Amount.

                  "PP Co" shall mean a direct subsidiary of Holdings or of the
         Term Borrower, it being agreed that PP Co shall not constitute a
         Domestic Subsidiary Loan Party.

                  "PP Co Investment" shall mean the investment in PP Co (by
         loans, capital contribution or otherwise) by Holdings or the Term
         Borrower of an amount not in excess of the Redemption Amount.

                  "Redemption Amount" shall mean the amount required to redeem in full the Topco Preferred (including premiums and accrued but unpaid dividends), which amount shall not exceed $250 million.

                  "Term Loan C Financing" shall mean floating rate senior
         indebtedness of the Term Borrower incurred as loans under a credit facility the proceeds of which shall be used to refinance a portion of the Senior Subordinated Bridge B Loans, which indebtedness will be guaranteed by Holdings and will be supported by the Bidco Pledge or, after the Restructuring Date, guarantees by the entities guaranteeing the Obligations, together with a silent second security interest in all assets of the Loan Parties that secure the

                                      -2-

         Obligations, in all cases pursuant to documentation (the Bidco Pledge and such documentation, the "Term Loan C Financing Documents")
         reasonably satisfactory to the Administrative Agent.

                  "Term Loan C Financing Documents" shall have the meaning
         assigned such term in the definition of Term Loan C Financing.

                  "Topco" shall mean Blackstone Crystal Holdings Capital
         Partners (Cayman) IV Ltd., an exempted company under the laws of the
         Cayman Islands.

                  "Topco Preferred" shall mean all of the preferred equity
         issued by Topco.

                  "Topco Preferred Redemption Payments" shall have the meaning assigned such term in Section 6.04(y).

                  2. Section 6.01 of the Credit Agreement is hereby amended by deleting clause (l) of said Section and inserting the following new clause (l):

                  "(l) Indebtedness of the Term Borrower (i) pursuant to the
         Senior Subordinated Bridge B Facility in an aggregate principal amount that is equal to the Permitted B Debt Level (less the amount of any
         Term Loan C Financing) plus an amount of principal resulting from any pay in kind interest thereon, (ii) pursuant to the Senior Subordinated
         Bridge C Facility in an aggregate principal amount that is not in excess of the C Debt Amount plus an amount of principal resulting from any pay in kind interest thereon, (iii) pursuant to the Term Loan C
         Financing and (iv) pursuant to the Senior Subordinated Notes (with the
         Indebtedness permitted under the foregoing clauses (i) and (ii) to be reduced by the net proceeds of the issuance of Senior Subordinated
         Notes) and pursuant to any Permitted Senior Subordinated Debt
         Securities issued to refinance same;"

                  3. Section 6.01 of the Credit Agreement is hereby further
amended by (i) adding in clause (m)(i) thereof after the phrase "so long as" the phrase ", in the case of all such Guarantees other than the Guarantees of the
Term Loan C Financing," and (ii) deleting the "and" after clause (x) thereof, changing the period at the end of clause (y) thereof to "; and" and adding a new clause (z) to read: "(z) Indebtedness of PP Co to the extent incurred as a result of the PP Co Investment."

                  4. Section 6.02 of the Credit Agreement is hereby amended by
(i) adding "(x)" at the beginning of clause (b) thereof and (ii) inserting, at the end of clause (b) the following:

         "and (y) Liens securing the Term Loan C Financing".

                  5. Section 6.04 of the Credit Agreement is hereby amended by
(i) deleting the word "and" appearing at the end of clause (v) thereof, (ii)
changing the period at the end of clause (w) thereof to a semi-colon and (iii)
inserting the following new clauses (x) and (y):

                  "(x) Holdings and/or the Term Borrower may make the PP Co
         Investment; and

                                      -3-

                  (y) PP Co, to the extent it is at the time still a subsidiary of Holdings, may make loans or advances to Topco, or pay dividends to
        Topco (through dividends through the Term Borrower and/or Holdings), in an amount not in excess of the amount of the PP Co Investment plus any income earned on the investment thereof prior to such loans, advances and/or dividends, with the proceeds of such loans, advances or dividends to be used by Topco solely to redeem or purchase the Topco Preferred;
        provided that (i) PP Co will not make such loans, advances and dividends in an aggregate amount in excess of the Excess Amount, and no dividends or distributions will be made pursuant to Section 6.06(h) if the PP Co
        Investment exceeded the Excess Amount (all such loans, advances and dividends, "Topco Preferred Redemption Payments"), unless, in each case no Default or Event of Default (including on a pro forma basis as if such Topco Preferred Redemption Payments were made on the first day of the last full fiscal quarter then ended) exists at the time of the making of such Topco Preferred Redemption Payments, and (ii) to the extent the issuance of the Senior Subordinated Notes resulted in an
        Excess Amount, an amount equal to such Excess Amount shall have been utilized to make Topco Preferred Redemption Payments within one year after such issuance and if not so utilized in such time an amount equal to what would have been the Net Proceeds applicable to the issuance of
        Senior Subordinated Notes equal in net proceeds to the excess of (x) the
        Excess Amount over (y) the amount actually utilized to make Topco
        Preferred Redemption Payments shall be applied to repay the Term Loans
        (such repayment to be deemed a mandatory payment under Section
        2.11(c).)"

                  6. Section 6.05 of the Credit Agreement is hereby amended by changing the word "Dividends" in clause (e) thereof to read "dividends and distributions."

                  7. Section 6.06 of the Credit Agreement is hereby amended by
(i) deleting the word "and" appearing at the end of clause (e) thereof, (ii)
changing the period after clause (f) thereof to a semi-colon and (iii) inserting the following new clauses (g), (h) and (i):

                  "(g) if Holdings is to make the PP Co Investment, the Term
         Borrower may declare and pay dividends, or make other distributions to
         Holdings, in an aggregate amount not in excess of the Redemption
         Amount, and Holdings shall promptly use the proceeds of such dividend or distribution to make the PP Co Investment;

                  (h) the Term Borrower (if it owns the stock of PP Co) may
         dividend or distribute the stock of PP Co to Holdings and Holdings may dividend or distribute the stock of PP Co to one or more of its parent corporations; and

                  (i) (I) PP Co may, if a direct subsidiary of Holdings, pay dividends or distributions to Holdings as contemplated by Section
         6.04(y) and (II) Holdings and, to the extent the Term Borrower owns the stock of PP Co, the Term Borrower may pay dividends or distributions to its direct parent with the proceeds of the dividends or distributions made by PP Co as contemplated by Section 6.04(y)."

                  8. Section 6.08 of the Credit Agreement is hereby amended by
(i) changing the reference to "in clause (b) below" in Section 6.08 (a) (x) to read "in clause (b) or (c) below" and (ii) adding a new clause (c) at the end thereof to read:

                                      -4-

                  "(c) In the case of PP Co (so long as a Subsidiary), engage at any time in any business or business activity, incur any Indebtedness or other obligation (monetary or otherwise) or permit or suffer any
         Lien other than (i) the receipt of the PP Co Investment and (ii) the making of the loans and dividends as contemplated by Section 6.04(y)."

                  9. Section 6.09 of the Credit Agreement is hereby amended by
(i) inserting prior to the reference to "Senior Subordinated Bridge B Loans" in clause (b)(i) thereof the phrase "Term Loan C Financing, the", (ii) inserting prior to the reference to "Senior Subordinated Bridge B Financing Documents" in
clause (b)(ii) thereof the phrase "Term Loan C Financing Documents, the" and
(iii) inserting "(x)" prior to the phrase "in effect on the Closing Date" in clause (d)(C) thereof and deleting the "(x)" preceding the phrase "the Senior
Subordinated B Loan Agreement" in said clause (d)(C).

                  10. The Lenders hereby agree that no Default or Event of
Default exists under Section 7.01(f) of the Credit Agreement as a result of
Dresdner Bank AG having the right (but not exercising the right) to require the
Indebtedness outstanding under the Credit Agreement effective as of March 1,
2004 between the Company and Dresdner Bank AG, Frankfort Branch to be repaid, redeemed or purchased as a result of the Transaction.

                  11. The Lenders hereby authorize the Collateral Agent to enter into such amendments to the Security Documents as are satisfactory to the
Collateral Agent to give effect to the security interests being granted in favor of the Term Loan C Financing.

                  12. In order to induce the Lenders to enter into this
Amendment, the Term Borrower hereby represents and warrants that (i) each of the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on the First Amendment Effective
Date (as defined below), both before and after giving effect to this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date,
both before and after giving effect to this Amendment.

                  13. This Amendment is limited as specified and shall not
constitute a modification, acceptance or waiver of any other provision of the
Credit Agreement or any other Credit Document.

                  14. This Amendment may be executed in any number of
counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Term Borrower and the Administrative
Agent.

                  15. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW
OF THE STATE OF NEW YORK.

                  16. This Amendment shall become effective on the date (the
"First Amendment Effective Date") when each of Holdings, the Term Borrower, CAC and the

                                      -5-

Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New
York, NY 10036 Attention: Denise A. Diallo (facsimile number 212-354-8113).

                  17. From and after the First Amendment Effective Date, all references to the Credit Agreement in the Credit Agreement and the other Credit
Documents shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

                                      -6-

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                  BCP CRYSTAL HOLDINGS LTD. 2

                                  By: /s/ Anjan Mukherjee
                                      -----------------------------------
                                      Name: Anjan Mukherjee
                                      Title: Director

                                      -7-

                                  BCP CAYLUX HOLDINGS LUXEMBOURG
                                    S.C.A.

                                  By its Manager, BCP CAYLUX HOLDINGS LTD. 1

                                  By: /s/ Anjan Mukherjee
                                      -----------------------------------
                                      Name: Anjan Mukherjee
                                      Title: Director

                                      -8-

                                  CELANESE AMERICAS CORPORATION

                                  By: /s/ Michael E. Grom
                                      -----------------------------------
                                      Name: Michael E. Grom
                                      Title: Vice President - Finance,
                                             Principal Financial
                                             Officer & Treasurer

                                  By: /s/ Julie K. Chapin
                                      -----------------------------------
                                      Name: Julie K. Chapin
                                      Title: Vice President - Law,
                                             Principal Executive
                                             Officer & Secretary

                                      -9-

                                  DEUTSCHE BANK AG, NEW YORK BRANCH,
                                    as Administrative Agent and as Lender

                                  By: /s/ Carin M. Keegan
                                      -----------------------------------
                                      Name: Carin M. Keegan
                                      Title: Vice President

                                  By: /s/ Diane F. Rolfe
                                      -----------------------------------
                                      Name: Diane F. Rolfe
                                      Title: Vice President

                                      -10-

                                  MORGAN STANLEY SENIOR FUNDING, INC.,
                                      as Global Coordinator and as Lender

                                  By: /s/ Eugene F. Martin
                                      --------------------------------
                                      Name: Eugene F. Martin
                                      Title: Vice President

                                      -11-

                                  DEUTSCHE BANK AG, CAYMAN ISLANDS
                                    BRANCH, solely as Deposit Bank

                                  By: /s/ Carin M. Keegan
                                      ----------------------------------------
                                      Name: Carin M. Keegan
                                      Title: Vice President

                                  By: /s/ Diane F. Rolfe
                                      ----------------------------------------
                                      Name: Diane F. Rolfe
                                      Title: Vice President

                                  DEUTSCHE BANK AG, NEW YORK BRANCH,
                                      as Administrative Agent and as Lender

                                  By: /s/ Carin M. Keegan
                                      ----------------------------------------
                                      Name: Carin M. Keegan
                                      Title: Vice President

                                  By: /s/ Diane F. Rolfe
                                      ----------------------------------------
                                      Name: Diane F. Rolfe
                                      Title: Vice President

                                  MORGAN STANLEY SENIOR FUNDING, INC.,
                                     as Global Coordinator and as Lender

                                  By: /s/ Eugene F. Martin
                                      ----------------------------------------
                                      Name: Eugene F. Martin
                                      Title: Vice President

                                      -12-

                                  DEUTSCHE BANK AG, CAYMAN ISLANDS
                                    BRANCH, solely as Deposit Bank

                                  By: /s/ Carin M. Keegan
                                      ----------------------------------------
                                      Name: Carin M. Keegan
                                      Title: Vice President

                                  By: /s/ Diane F. Rolfe
                                      ----------------------------------------
                                      Name: Diane F. Rolfe
                                      Title: Vice President

                                      -13-